14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the  Registrant  [ X ]
Filed by a Party other than the  Registrant  [  ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[ ] Definitive  Proxy  Statement
[X]  Definitive  Additional Materials
[ ]  Solicitation  Material  Pursuant to Rule 14a-11(c) or rule 14a-12

                           Hemispherx Biopharma, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         Title  of each  class  of  securities  to  which  transaction  applies:
         Aggregate number of securities to which transaction applies: Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         Proposed maximum aggregate value of transaction:
                                                          ---------------------
         5)       Total fee paid:
                                  -------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:
                                                             ------------------
         (3)      Filing Party:

         (4)      Date Filed:

                           HEMISPHERX BIOPHARMA, INC.


                                PLEASE VOTE NOW!

                                                               October 17, 2008


Dear Hemispherx Stockholder:

We reconvened our annual stockholders' meeting on October 17, 2008 after adjourning the original meeting on September 17, 2008, but had to adjourn the meeting again because the required quorum of a majority of the shares eligible to vote at the meeting still was not present. The further adjourned meeting will be held on Tuesday, November 11, 2008, at 10:00 a.m. at the Crown Plaza Hotel, 1800 Market Street, Philadelphia Pennsylvania 19103.

IF YOU DID NOT VOTE, PLEASE BE SURE TO VOTE.

The record date remains July 21, 2008. The purposes for which the meeting is being held remain the same as those listed in our Notice of Annual Meeting of August 1, 2008.

Please be advised that, to assure that the meeting can be held, our Board of Directors has amended our By-Laws to reduce the quorum for this meeting from a majority to 44% in voting power of the outstanding shares of stock entitled to vote at the meeting. The reduced quorum relates solely to the 2008 Annual Stockholders' Meeting. The Company will continue to solicit proxies in an attempt to receive votes from a majority of the shares eligible to vote at the meeting.

For your convenience we have enclosed another proxy card and return envelope.

If you have any questions,  please call MacKenzie Partners,  Inc.,  toll-free at
(800) 322-2885 or collect at (212) 929-5500.

         Thank you in advance for voting promptly.

                                                     Sincerely,

                                                     Board of Directors
                                                     Hemispherx Biopharma, Inc.


Corporate Headquarters
______________________________________________________________________________
One Penn Center, 1617 JFK Blvd, Philadelphia, PA 19103      www.hemispherx.net
t: 215-988-0080   f: 215-988-1739

Manufacturing
______________________________________________________________________________
783 Jersey Avenue, New Brunswick, NJ 08901
t: 732-249-3250   f: 732-249-6895

                           HEMISPHERX BIOPHARMA, INC.
                  THE ADJOURNED ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 11, 2008

           THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William A. Carter and Ransom W. Etheridge and each of them, with full power of substitution, as proxies to represent the undersigned at the Adjourned Annual Meeting of Stockholders to be held at the Crown Plaza Hotel, 1800 Market Street, Philadelphia, Pennsylvania 19103, on Tuesday, November 11, 2008, at 10:00 a.m. local time and at any further adjournment thereof, and to vote all of the shares of common stock of Hemispherx Biopharma, Inc. the undersigned would be entitled to vote if personally present, upon the following matters:

Please mark box in blue or black ink.

1.   Proposal No.1-Election of Directors.

     Nominees: William A. Carter, Richard C. Piani, Tom Equels,
               William M. Mitchell and  Iraj-Eqhbal Kiani.

[ ] For all nominees (except as marked to the contrary below)
[ ] Authority Withheld as to all Nominees

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME)


William A. Carter  Richard C. Piani   Tom Equels

William M. Mitchell    Iraj-Eqhbal Kiani

2. Proposal No. 2-Ratification of the selection of McGladrey & Pullen, LLP, as independent registered public accounting firm of Hemispherx Biopharma, Inc. for the year ending December 31, 2008.

    [ ]For               [ ]Against                [ ]Abstain

3. Proposal No. 3 - To approve the issuance of our common stock to comply with AMEX company guide section 713.

    [ ]For               [ ]Against                [ ] Abstain

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. THE BOARD RECOMMENDS A VOTE "FOR" ALL DIRECTORS AND "FOR" ITEMS NOS. 2 AND 3. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF WILLIAM A. CARTER, RICHARD C. PIANI, TOM EQUELS, WILLIAM A. MITCHELL AND
IRAJ-EQHBAL KIANI AS DIRECTORS, FOR PROPOSALS NO.S 2 AND 3 AND, IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ADJOURNED ANNUAL MEETING.


     Please date,  sign as name  appears at left,  and return  promptly.  If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.

                                   Dated:
                                        ____________________________________

                                        ____________________________________
                                         Signature

                                        ____________________________________
                                        (Print Name)

     SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE